                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported) June 14, 2000

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates).

                       GreenPoint Mortgage Securities Inc.
   -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        333-95349                  68-0397342
----------------------------       ----------------           ----------------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
  of Incorporation)                     Number)              Identification No.)

700 Larkspur Landing Circle                               94939
Suite 240                                                 -------
Larkspur, California                                     (Zip Code)
-----------------------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                    ----------------



            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class A-1 and Class A-2 Certificates, of which GreenPoint Home Equity Loan Trust 2000-1 is the issuer, as described in a Prospectus Supplement dated as of June __, 2000 to the Prospectus dated as of February 15, 2000, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibit 99.1.  Related Computational Materials (as defined in
                  Item 5 above).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                             SECURITIES INC.


                                            By:      /s/ Kristen Decker
                                                     -------------------
                                                     Name: Kristen Decker
                                                     Title:  Vice President

Dated:  June 16, 2000

                                  Exhibit Index

Exhibit
----------------------------------------------------------------------------

99.1.    Related Computational Materials (as defined in Item 5 above).

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                  Prepared: June 14, 2000

                                  $240,730,000
                   (Approximate, Subject to +/- 10% Variance)

         Freddie Mac Structured Pass-Through Certificates, Series T-026

                                [GRAPHIC OMITTED]


   ============= ================ =============== ========================= ======================== ==================
                                       WAL                Payment
                                      (Yrs.)               Window                                       Legal Final
    Class (1)      Amount (2)      Call/Mat (3)      Call/Mat (mos) (3)           Coupon (4)             Maturity

       A-1        $240,730,000      3.40/3.60         1 - 93 / 1 - 177          1M LIBOR + [ ]%         01/15/2027
   ============= ================ =============== ========================= ======================== ==================

(1) The Class A-1 Certificates are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the "Group I Mortgage Loans").
(2)  Subject to a plus or minus 10% variance.
(3) The Class A-1 Certificates are priced to call. The margin on the Class A-1 Certificates doubles after the first Distribution Date on which the Sponsor could exercise its option to redeem the Class A-1 Certificates.
(4) Subject to the lesser of: 1) One Month LIBOR + [ ]% for the Class A-1 Certificates, 2) the Available Funds Cap (calculated using the weighted average of the loan rates of the Group I Mortgage Loans (assuming each HELOC is fully indexed) less (i) the servicing fee rate, (ii) trustee fee rate, (iii) the monoline insurer premium fee, (iv) the Freddie Mac guaranty fee and (v) a spread carveout of 50 bps commencing after the 12th Distribution Date) and 3) a 15.50% cap.

Underwriter:                   Greenwich Capital Markets, Inc.

Seller & Servicer:             GreenPoint Mortgage Funding, Inc. (the "Company").

Sponsor:                       GreenPoint Mortgage Securities, Inc. (a special purpose corporation and a wholly-owned subsidiary of the Company).

Issuer and Guarantor:          Federal Home Loan Mortgage Corporation ("Freddie Mac").

Monoline Insurer:              Ambac Assurance Corporation ("Ambac").

Trustee:                       Bankers Trust Company.

Federal Tax Status:            Prospective investors should consult their own tax advisors regarding the federal income tax consequences of holding the Class A-1 Certificates.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Registration:                  The Class A-1 Certificates will be available in book-entry form through DTC,
                               Clearstream, Luxembourg and the Euroclear System.

Expected Pricing Date:         June 15, 2000.

Expected Closing Date:         On or about June 29, 2000.

Expected Settlement Date:      On or about June 29, 2000.

Cut-off Date:                  Close of business on May 31, 2000.

Distribution Dates:            The 15th day of each month (or the next succeeding business day), beginning in
                               July 2000.

Interest Accrual Period:       The interest accrual period with respect to the Class A-1 Certificates for a given
                               Distribution Date will be the period beginning with the previous Distribution Date
                               (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Credit Enhancement:            Excess Interest, Overcollateralization, limited Cross Collateralization, the
                               Reserve Fund, the Surety Policy provided by Ambac and a guaranty from Freddie Mac.

ERISA Eligibility:             The Class A-1 Certificates are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A-1 Certificates.

SMMEA Treatment:               The Class A-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption:           On any Distribution Date after the Class A-1 Certificate Principal Balance declines below 10% of the Class A-1 Certificate Principal Balance as of the Closing Date,
                               the Sponsor may elect to redeem the Class A-1 Certificates at par plus accrued interest.

Prepayment Assumption:         35% CPR, 20% Draw Rate on the HELOCs, 30% CPR on the Closed-End Seconds.

Group I Mortgage Loans:        As of the Cut-off Date, the aggregate principal balance of the Group I Mortgage
                               Loans will be approximately $238,938,513, subject to a plus or minus 10% variance. The
                               Group I Mortgage Loans will consist of approximately $206,905,027 of adjustable-rate home equity revolving credit line loans (the "Group I HELOCs") made under certain home equity revolving credit line loan agreements and approximately $32,033,486 of fixed-rate closed-end second lien home equity loans (the "Group I Closed-End Seconds"). The Group I
                               Mortgage Loans conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by Freddie Mac. These criteria have been used solely in selecting the Group I Mortgage Loans. No representation and warranty is made that each individual Group I Mortgage Loan would be eligible for purchase by
                               Freddie Mac.

HELOC Amortization:            Approximately 73.67% of the Group I HELOCs have 5 year draw periods followed by a 10 year amortization period, while the remaining 26.33% have a 15 year draw period followed

GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               by a 10 year amortization period. Each outstanding Group I HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.

Closed-end
Second Amortization:           Fully amortizing and balloons.


HELOC Interest Rates:          100% of the Group I HELOCs are Prime-based and reset monthly. Substantially all of the Group I HELOCs are teased for 3 months from origination and adjust thereafter.
                               The weighted average margin on the Group I HELOCs as of the Cut-off Date is approximately 2.911%, with the margins ranging from 0.000% to 7.500%. Substantially all of the Group I HELOCs have a maximum interest rate of 18% or higher, with no periodic rate caps.

Closed-end
Second Interest Rates:         100% Fixed Rate.

The Trust

Freddie Mac Series T-026:      The Freddie Mac Series T-026 (the "Trust") will issue the Class A-1
                               Certificates. The Class A-1 Certificates are supported by a security (the "Underlying
                               Security") to be issued by GreenPoint Home Equity Loan Trust 2000-1 (the "Underlying
                               Trust"). The Underlying Security will represent a 100% interest in the Group I Mortgage
                               Loans.

                               A separate Class of Certificates, the Class A-2 Certificates, will also be issued by the
                               Underlying Trust, but is not part of this Trust. The Underlying Trust consists primarily of the Group I and Group II Mortgage Loans, the Ambac Surety Policy and the Reserve
                               Fund.

The Certificates

Class A-1 Certificates:        The Class A-1 Certificates receive distributions of principal in the manner described below. The Class A-1 Certificates will receive interest on each Distribution
                               Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:            The Class A-1  Certificateholders  will have the  benefit  of the  following  credit enhancement;
                                    (a) Excess Interest Collections (described below);
                                    (b) the Overcollateralization Amount (described below);
                                    (c) limited Cross Collateralization (described below);
                                    (d) the Ambac Surety Policy (described below);
                                    (e) the Freddie Mac Guaranty
                                    (f) the Reserve Fund (described below).

Excess
Interest Collections:          For the Class A-1  Certificates,  the related interest  collections minus the sum of
                               (i) the

GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               Class A-1 Certificate interest paid; (ii) the related servicing fee paid; (iii)
                               the related premium paid to Ambac and any unreimbursed draws on the Ambac Surety Policy;
                               (iv) the related trustee fees paid and (v) the Freddie Mac guaranty fee paid and any unreimbursed payments made by Freddie Mac.








GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-1
Overcollateralization
Amount:                        The Class A-1 Certificateholders will be entitled to receive distributions of
                               Excess Interest Collections as principal (the "Class A-1 Accelerated Principal Payment")
                               up to a certain percentage of the balance of the Group I Mortgage Loans (the "Class A-1
                               Required Overcollateralization Amount", as specified in the Pooling Agreement). This distribution of interest as principal will have the effect of accelerating the Class A-1
                               Certificates relative to the underlying Group I Mortgage Loans. On any Distribution
                               Date, the Class A-1 Overcollateralization Amount will be the amount by which the Group I
                               Mortgage Loan Balance exceeds the Class A-1 Certificate Principal Balance. On any
                               Distribution Date on which the Group I Mortgage Loan Balance does not exceed the Class
                               A-1 Certificate Principal Balance by the Class A-1 Required Overcollateralization
                               Amount, Excess Interest Collections will be distributed as principal to the Class A-1
                               Certificates to increase the Class A-1 Overcollateralization Amount to the Class A-1
                               Required Overcollateralization Amount.

                               Initially, the Certificate Principal Balance of the Class A-1 Certificates will be greater than the balance of the Group I Mortgage Loans by approximately 0.75%. This difference represents the initial undercollateralization. Any Excess Interest
                               Collections not used to cover interest shortfalls or current period losses will be paid as principal on the Class A-1 Certificates to reduce the initial undercollateralization to zero, and then to build overcollateralization to the required amount.

Stepdown Date:                 On or after the Distribution Date occurring in July 2003, the required targets for the Class A-1 Overcollateralization will be allowed to step down to a certain percentage
                               (specified in the Pooling Agreement) of the balance of the Group I Mortgage Loans as of the end of the related Collection Period, subject to a floor of 0.50% of the balance of the Group I Mortgage Loans as of the Cut-off Date.

Cross Collateralization:       After paying (i) the "OC Deficit" (the amount by which the related Certificate Principal
                               Balance exceeds the balance of the related mortgage loan group, only after the related undercollateralization has been reduced to zero) for the related Class of Certificates,
                               (ii) any unreimbursed draws on the Ambac Surety Policy or Freddie Mac Guaranty, as applicable, with respect to the related Class of Certificates and (iii) the related
                               Accelerated Principal Payment, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated Class of Certificates; (ii) to pay the OC Deficit on the unrelated Class of Certificates and (iii) to pay unreimbursed draws on the Ambac
                               Surety Policy or Freddie Mac Guaranty, as applicable, with respect to the unrelated
                               Class of Certificates.

The Ambac Surety Policy:       Ambac will issue a single insurance policy with respect to the Underlying
                               Security and the Class A-2 Certificates which will guarantee timely interest and ultimate repayment of principal to the Class A-1 and Class A-2 Certificateholders.

The Freddie Mac Guaranty:      Freddie Mac will issue a single insurance policy with respect to the Class
                               A-1 Certificates. Freddie Mac will guarantee to pay on each Distribution Date amounts required to be paid on such date with respect to the Class A-1 Certificates to the extent not paid by Ambac.

GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




 Reserve Fund:                 The Reserve Fund will initially be $0 on the Closing Date and then will be funded on each Distribution Date up to the Reserve Fund Target Amount. The "Reserve Fund Target
                               Amount" will be equal to the sum of (i) the amount by which the Class A-1
                               Overcollateralization Amount is less than the Class A-1 Required Overcollateralization
                               Amount; and (ii) the amount by which the Class A-2 Overcollateralization Amount is less than the Class A-2 Required Overcollateralization Amount. The Reserve Fund may be used to fund interest shortfalls and OC Deficits and to pay any unreimbursed draws on the
                               Ambac Surety Policy or Freddie Mac Guaranty, as applicable, with respect to both Classes of Certificates.



Distributions on the Class A-1 Certificates

Priority of Distributions

               Available Funds with respect to Class A-1 Certificates will be distributed as follows:

                (i)     to the Trustee, the related trustee fee;

                (ii)    to Ambac, the related premium fee;

                (iii)   to Freddie Mac, the related guaranty fee;

                (iv)    to the Class A-1 Certificates, current and unpaid interest;

                (v)     to the Class A-1 Certificates, the related Principal Payment Amount;

                (vi)    to the Class A-1 Certificates, any related OC Deficit;

                (vii)   to Ambac or Freddie Mac, as applicable, the related reimbursement amount for any unreimbursed payments made, with interest thereon;

                (viii)  to the Class A-1 Certificates, the Class A-1 Accelerated Principal Payment;

                (ix)    to fund any deficiencies related to the Class A-2 Certificates with respect to (iv), (vi) and
                        (vii) (the "Crossover Amount");

                (x)     to the Reserve Fund as specified herein;

                (xi)    to pay any unreimbursed amounts to the Servicer;

                (xii)   to the Class A-1 Certificates, Deferred Interest and interest thereon at the Class A-1
                        Certificate Rate;

                (xiii)  to pay a management fee pursuant to the Management Agreement;

                (xiv)   to the residual holders, any remaining amounts.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Principal Distributions

Managed Am. Period:            The Managed Amortization Period will begin on the Closing Date and end on the
                               Distribution Date occurring in June 2005 or earlier upon the occurrence of a Rapid
                               Amortization Event. During the Managed Amortization Period, the Class A-1
                               Certificateholders will receive an amount (the "Principal Payment Amount") equal to (a)
                               the related Net Principal Collections (as defined herein) minus (b) the related
                               Overcollateralization Reduction Amount (as defined herein). The related
                               "Overcollateralization Reduction Amount" is the amount by which the related
                               Overcollateralization Amount exceeds the related Required Overcollateralization Amount.
                               The "Net Principal Collections" is equal to the amount (not less than zero) of the related principal collections for such Distribution Date less the aggregate of related additional draws on existing related HELOCs created during such Distribution Date.

Rapid Am. Period:              Commencing no later than the Distribution Date occurring in July 2005 (or earlier, upon the occurrence of a Rapid Amortization Event), the Class A-1 Certificateholders
                               will receive the Principal Payment Amount which is equal to (a) 100% of the related principal collections for such Distribution Date minus (b) the related
                               Overcollateralization Reduction Amount.

                               The aggregate distributions of principal to the holders of the Class A-1 Certificates shall not exceed the Certificate Principal Balance of the Class A-1 Certificates as of
                               the Closing Date.

Interest Distributions

Interest Distributions:        Interest will be distributed on the Class A-1 Certificateholders at a rate equal to the lesser of (a) One Month LIBOR plus a margin and (b) the related Maximum Rate. The margin on the Class A-1 Certificates will double after the first Distribution Date on which the Optional Redemption is not exercised.

                               The "Maximum Rate" is equal to the lesser of (x) the weighted average of the loan rates of the Group I Mortgage Loans (assuming the Group I HELOCs are fully indexed) minus (i)
                               the servicing fee rate, (ii) the Ambac premium; (iii) the Freddie Mac guaranty fee; (iv)
                               a spread carveout of 0.50% per annum after the twelfth Distribution Date and (v) the trustee fee rate and (y) 15.50%. Should the Class A-1 Certificateholders receive an interest amount based on clause (x) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to
                               Certificateholders accrued interest due and any overdue accrued interest (with interest thereon) and then Deferred Interest (with interest thereon). In no event are Deferred
                               Interest Amounts rated by any rating agencies or guaranteed under the Ambac Surety
                               Policy or the Freddie Mac Guaranty.

GREENWICH CAPITAL
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.









GREENWICH CAPITAL
=========-----------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        Class A-1 Discount Margin Tables


Class A-1 (to Call)
--------------------------------------------------------------------------------------------------------------------
     HELOCs*            20% CPR             25% CPR            35% CPR            40% CPR             45% CPR
       2nds             10% CPR             20% CPR            30% CPR            40% CPR             50% CPR
--------------------------------------------------------------------------------------------------------------------
       DM@100%           0.130               0.130              0.130              0.130               0.130
     WAL (yr)             8.31               5.83                3.40               2.67               2.14
     MDUR (yr)            5.87               4.40                2.78               2.25               1.84
     First Pay          07/15/00           07/15/00            07/15/00           07/15/00           07/15/00
     Last Pay           06/15/15           12/15/11            03/15/08           01/15/07           01/15/06
--------------------------------------------------------------------------------------------------------------------
* A draw rate of 20% is assumed for the HELOCs.


Class A-1 (to Maturity)
--------------------------------------------------------------------------------------------------------------------
     HELOCs*            20% CPR             25% CPR            35% CPR            40% CPR             45% CPR
       2nds             10% CPR             20% CPR            30% CPR            40% CPR             50% CPR
--------------------------------------------------------------------------------------------------------------------
       DM@100%           0.131               0.133              0.134              0.135               0.136
     WAL (yr)             8.47               6.09                3.60               2.83               2.27
     MDUR (yr)            5.93               4.50                2.88               2.33               1.92
     First Pay          07/15/00           07/15/00            07/15/00           07/15/00           07/15/00
     Last Pay           12/15/17           12/15/17            03/15/15           11/15/12           01/15/11
--------------------------------------------------------------------------------------------------------------------

* A draw rate of 20% is assumed for the HELOCs.





"Full Price" = "Flat Price" + Accrued Interest.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                             GROUP I MORTGAGE LOANS
                               05/31/2000 BALANCES

POOL:                               Conforming Loans
LOAN TYPE:                          Closed-end Seconds & Helocs

TOTAL CURRENT                             238,938,512.79
BALANCE:

NUMBER OF                                          5,906
LOANS:


                                                AVG/WAVG                         MIN              MAX
AVG CURRENT BALANCE:                          $41,068.84                       $0.00      $240,318.14

WAVG GROSS COUPON:                                 8.741  %                    5.875           18.000  %

WAVG MARGIN                                        2.911  %                    0.000            7.500  %
(HELOC ONLY):

WAVG MAX INT RATE (HELOC                          18.000  %                   18.000           18.000  %
ONLY):

WAVG NEXT RESET                                        1  months                   1                3  months
(HELOC ONLY):

WAVG COMBINED LTV:                                 83.29  %                     8.11           100.00  %

WAVG FICO SCORE:                                     694                         566              814

WAVG ORIGINAL TERM:                                  207  months                 180              300  months
WAVG DRAW TERM                                        92  months                  60              180  months
(HELOC ONLY):

WAVG REMAINING TERM:                                 205  months                 138              300  months

WAVG SEASONING:                                        2  months                   0               42  months

TOP STATE CONC ($):                   70.96 %  California,  3.96 %  Washington,  3.39 %  Colorado


FIRST PAY DATE:                                                         Jan 25, 1997     July 12, 2000
MATURE DATE:                                                            Nov 25, 2011     Dec 12, 2025




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                 CURRENT
                                            PRIN BAL ($)     PCT($)       # OF LOANS           PCT(#)

LOAN TYPE:
 Heloc                                    206,905,026.67      86.59            5,118            86.66
 Closed-end Seconds                        32,033,486.12      13.41              788            13.34


CURRENT BALANCE ($):
                   0.00                             0.00       0.00               88             1.49
         0.01  -    10,000.00               2,223,654.10       0.93              388             6.57
    10,000.01  -    20,000.00              14,623,273.36       6.12              930            15.75
    20,000.01  -    30,000.00              27,427,117.86      11.48            1,083            18.34
    30,000.01  -    40,000.00              33,189,959.83      13.89              942            15.95
    40,000.01  -    50,000.00              45,840,048.53      19.18              995            16.85
    50,000.01  -    60,000.00              18,746,612.79       7.85              337             5.71
    60,000.01  -    70,000.00              19,012,245.73       7.96              291             4.93
    70,000.01  -    80,000.00              18,755,076.47       7.85              249             4.22
    80,000.01  -    90,000.00              14,050,460.02       5.88              165             2.79
    90,000.01  -   100,000.00              31,958,145.32      13.38              328             5.55
     greater than  100,000.00              13,111,918.78       5.49              110             1.86


LOAN RATE (%):
     5.88  -  6.00                        121,473,086.07      50.84            2,990            50.63
     6.01  -  6.50                             51,942.70       0.02                1             0.02
     7.51  -  8.00                             55,509.22       0.02                2             0.03
     8.01  -  8.50                            386,660.24       0.16                9             0.15
     8.51  -  9.00                         11,439,399.52       4.79              308             5.22
     9.01  -  9.50                          5,943,124.44       2.49              152             2.57
     9.51  - 10.00                         10,058,714.90       4.21              250             4.23
    10.01  - 10.50                          5,891,483.37       2.47              155             2.62
    10.51  - 11.00                          5,516,608.82       2.31              149             2.52
    11.01  - 11.50                          8,866,903.58       3.71              192             3.25
    11.51  - 12.00                         12,958,232.61       5.42              321             5.44
    12.01  - 12.50                         12,678,566.93       5.31              332             5.62
    12.51  - 13.00                         14,683,743.89       6.15              371             6.28
    13.01  - 13.50                         15,499,494.93       6.49              364             6.16
    13.51  - 14.00                         10,861,251.89       4.55              260             4.40
    14.01  - 14.50                          2,361,146.91       0.99               46             0.78
    14.51  - 15.00                            100,767.50       0.04                2             0.03
greater than 15.01                            111,875.27       0.05                2             0.03



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                 CURRENT
                                            PRIN BAL ($)     PCT($)       # OF LOANS           PCT(#)

MARGIN (%) (HELOC ONLY):
   less than or equal to 0.50              36,738,088.24      17.76              935            18.27
                0.51  -  1.00               8,663,057.51       4.19              245             4.79
                1.01  -  1.50               5,502,705.19       2.66              131             2.56
                1.51  -  2.00               7,199,392.52       3.48              196             3.83
                2.01  -  2.50              13,582,015.20       6.56              287             5.61
                2.51  -  3.00              23,158,852.51      11.19              567            11.08
                3.01  -  3.50              19,162,940.41       9.26              537            10.49
                3.51  -  4.00              24,266,776.11      11.73              625            12.21
                4.01  -  4.50              35,553,206.04      17.18              839            16.39
                4.51  -  5.00              27,042,364.21      13.07              630            12.31
                5.01  -  5.50               5,424,508.30       2.62              114             2.23
                5.51  -  6.00                 543,557.13       0.26               11             0.21
                7.01  -  7.50                  67,563.30       0.03                1             0.02

MAX INT RATE (%) (HELOC ONLY):
 18.00                                    206,905,026.67     100.00            5,118           100.00

NEXT RESET (MTHS) (HELOC ONLY):
  1                                       149,952,569.86      72.47            3,749            73.25
  2                                        38,448,902.29      18.58              919            17.96
  3                                        18,503,554.52       8.94              450             8.79

COMBINED LTV (%):
less than or equal to 10.00                    77,492.92       0.03                2             0.03
            10.01  -  20.00                   485,249.56       0.20               19             0.32
            20.01  -  30.00                 1,319,385.18       0.55               32             0.54
            30.01  -  40.00                 1,874,356.31       0.78               45             0.76
            40.01  -  50.00                 3,205,133.38       1.34               72             1.22
            50.01  -  60.00                 7,385,162.32       3.09              176             2.98
            60.01  -  70.00                17,082,402.48       7.15              388             6.57
            70.01  -  80.00                61,218,294.76      25.62            1,394            23.60
            80.01  -  90.00                77,994,117.42      32.64            2,051            34.73
            90.01  - 100.00                68,296,918.46      28.58            1,727            29.24

FICO SCORE:
 566  - 600                                   390,847.46       0.16                5             0.08
 601  - 650                                37,580,495.95      15.73              955            16.17
 651  - 700                               101,649,343.80      42.54            2,443            41.36
 701  - 750                                69,178,342.38      28.95            1,699            28.77
 751  - 800                                29,230,756.35      12.23              778            13.17
 801  - 814                                   908,726.85       0.38               26             0.44

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


ORIGINAL TERM (MTHS):
 180                                      184,527,791.61      77.23            4,464            75.58
 300                                       54,410,721.18      22.77            1,442            24.42

                                                 CURRENT
                                            PRIN BAL ($)     PCT($)       # OF LOANS           PCT(#)

DRAW TERM (MTHS) (HELOC ONLY):
  60                                      152,424,687.35      73.67            3,672            71.75
 180                                       54,480,339.32      26.33            1,446            28.25

REMAINING TERM (MTHS):
 138  - 140                                         0.00       0.00                1             0.02
 165  - 170                                    31,378.51       0.01                2             0.03
 171  - 176                                49,178,932.67      20.58            1,162            19.67
 177  - 182                               135,317,480.43      56.63            3,299            55.86
 291  - 296                                19,001,595.67       7.95              507             8.58
 297  - 300                                35,409,125.51      14.82              935            15.83

SEASONING (MTHS):
     <=   0                                34,858,359.04      14.59              857            14.51
   1  -   3                               135,868,246.90      56.86            3,377            57.18
   4  -   6                                67,399,059.91      28.21            1,649            27.92
   7  -   9                                   781,468.43       0.33               20             0.34
  10  -  12                                    31,378.51       0.01                2             0.03
  40  -  42                                         0.00       0.00                1             0.02

DELINQUENT:
 Current                                  238,938,512.79     100.00            5,906           100.00

INDEX:
 Prime Rate                               206,905,026.67      86.59            5,118            86.66
 Fixed Rate                                32,033,486.12      13.41              788            13.34

AMORTIZATION:
 Fully Amortizing                         226,478,570.97      94.79            5,626            95.26
 Balloon                                   12,459,941.82       5.21              280             4.74

PROPERTY TYPE:
 Single Family                            169,963,127.25      71.13            4,179            70.76
 PUD                                       36,790,431.15      15.40              914            15.48
 Condominium                               17,917,011.88       7.50              534             9.04
 2-4 Units                                 14,267,942.51       5.97              279             4.72

PURPOSE:
 Cash Out Refinance                       185,541,610.81      77.65            4,406            74.60
 Purchase                                  49,092,149.38      20.55            1,357            22.98
 Rate/Term Refinance                        4,304,752.60       1.80              143             2.42



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


OCCUPANCY:
 Primary                                  238,938,512.79     100.00            5,906           100.00



                                                CURRENT
                                            PRIN BAL ($)     PCT($)       # OF LOANS           PCT(#)

DOCUMENTATION:
 No Employment/Income                     132,717,675.82      55.54            3,233            54.74
 Full                                      96,512,827.42      40.39            2,442            41.35
 No Ratio                                   9,708,009.55       4.06              231             3.91

STATE:
 Arizona                                    4,781,125.33       2.00              142             2.40
 Arkansas                                      27,500.00       0.01                1             0.02
 California                               169,545,258.36      70.96            3,851            65.20
 Colorado                                   8,111,533.78       3.39              243             4.11
 Connecticut                                1,335,956.96       0.56               36             0.61
 Delaware                                     147,391.99       0.06                6             0.10
 District of Columbia                         354,438.54       0.15                9             0.15
 Florida                                    4,053,834.98       1.70              145             2.46
 Georgia                                    2,321,204.77       0.97               64             1.08
 Idaho                                      1,116,044.40       0.47               36             0.61
 Illinois                                   3,281,747.59       1.37              118             2.00
 Indiana                                      146,692.04       0.06                8             0.14
 Iowa                                          28,000.00       0.01                1             0.02
 Kansas                                       181,111.77       0.08                5             0.08
 Maine                                         97,332.87       0.04                4             0.07
 Maryland                                   2,896,727.51       1.21               76             1.29
 Massachusetts                              5,241,864.38       2.19              149             2.52
 Michigan                                     848,616.61       0.36               21             0.36
 Mississippi                                   10,000.00       0.00                1             0.02
 Missouri                                     218,162.56       0.09                9             0.15
 Montana                                      242,087.33       0.10               11             0.19
 Nevada                                     2,133,564.82       0.89               65             1.10
 New Hampshire                                273,846.22       0.11               13             0.22
 New Jersey                                 1,615,403.79       0.68               50             0.85
 New Mexico                                   579,027.91       0.24               23             0.39
 New York                                   4,185,968.77       1.75               94             1.59
 North Carolina                             1,118,820.82       0.47               37             0.63
 Oklahoma                                      82,559.79       0.03                2             0.03
 Oregon                                     5,819,940.09       2.44              170             2.88
 Pennsylvania                               1,053,117.92       0.44               35             0.59
 Rhode Island                                 377,577.31       0.16               13             0.22
 South Carolina                               289,397.83       0.12               11             0.19
 South Dakota                                  41,608.12       0.02                2             0.03
 Utah                                       4,239,607.50       1.77              135             2.29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


 Virginia                                   2,508,709.79       1.05               59             1.00
 Washington                                 9,463,252.31       3.96              255             4.32
 West Virginia                                 40,221.14       0.02                1             0.02
 Wyoming                                      129,256.89       0.05                5             0.08











The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                                 Prepared: June 14, 2000

                                  $112,040,000
                   (Approximate, Subject to +/- 10% Variance)

                    GREENPOINT HOME EQUITY LOAN TRUST 2000-1
            Home Equity Loan Asset-Backed Certificates, Series 2000-1
                             Class A-2 Certificates


                               [GRAPHIC OMITTED]
                              (Certificate Insurer)


=============== ================ =============== =================== ==================== ================= ==============
                                      WAL             Payment                             Rating Agencies
                                     (Yrs.)            Window                              S&P/Moody's       Legal Final
  Class (1)       Amount (2)      Call/Mat (3)   Call/Mat (mos) (3)      Coupon (4)            sss            Maturity

     A-2         $112,040,000      2.78/2.94      1 - 80 / 1 - 153     1M LIBOR + [ ]%        AAA/Aaa        06/15/2026
=============== ================ =============== =================== ==================== ================= ==============

(1) The Class A-2 Certificates are backed by the cash flow from adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the "Group II Mortgage Loans").
(2)  Subject to a plus or minus 10% variance.
(3) The Class A-2 Certificates are priced to call. The margin on the Class A-2 Certificates doubles after the first Distribution Date on which the Sponsor could exercise its option to redeem the Class A-2 Certificates.
(4) Subject to the lesser of: 1) One Month LIBOR + [ ]% for the Class A-2 Certificates, 2) the Available Funds Cap (calculated using the weighted average of the loan rates of the Group II Mortgage Loans (assuming each HELOC is fully indexed) less (i) the servicing fee rate, (ii) trustee fee rate, (iii) the certificate insurer premium fee, and (iv) a spread carveout of 50 bps commencing after the 12th Distribution Date) and 3) a 15.50% cap.


Underwriter:                   Greenwich Capital Markets, Inc.

Seller & Servicer:             GreenPoint Mortgage Funding, Inc. (the "Company").

Sponsor:                       GreenPoint Mortgage Securities, Inc. (a special purpose corporation and a wholly-owned subsidiary of the Company).

Certificate Insurer:           Ambac Assurance Corporation ("Ambac").

Trustee:                       Bankers Trust Company.

Federal Tax Status:            It is anticipated that the Class A-2 Certificates will be treated as debt instruments for federal income tax purposes.

Registration:                  The Class A-2 Certificates will be available in book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.

Expected Pricing Date:         June 15, 2000.

Expected Closing Date:         On or about June 29, 2000.



Greenwich Capital
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Expected Settlement Date:      On or about June 29, 2000.

Cut-off Date:                  Close of business on May 31, 2000.

Distribution Dates:            The 15th day of each month (or the next succeeding business day), beginning in July 2000.

Interest Accrual Period:       The interest accrual period with respect to the Class A-2 Certificates for a given
                               Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Credit Enhancement:            Excess Interest, Overcollateralization, limited Cross Collateralization, the Reserve Fund, and the Surety Policy provided by Ambac.

ERISA Eligibility:             The Class A-2 Certificates are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the
                               Class A-2 Certificates.

SMMEA Treatment:               The Class A-2 Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption:           On any Distribution Date after the Class A-2 Certificate Principal Balance declines below 10% of the Class A-2 Certificate Principal Balance as of the Closing Date, the
                               Sponsor may elect to redeem the Class A-2 Certificates at par plus accrued interest.

Prepayment Assumption:         40% CPR, 20% Draw Rate on the HELOCs, 30% CPR on the Closed-End Seconds.

Group II Mortgage Loans:       As of the Cut-off Date, the aggregate principal balance of the Group II
                               Mortgage Loans will be approximately $111,206,341, subject to a plus or minus 10%
                               variance. The Group II Mortgage Loans will consist of approximately $99,382,638 of adjustable-rate home equity revolving credit line loans (the "Group II HELOCs") made under certain home equity revolving credit line loan agreements and approximately
                               $11,823,703 of fixed-rate closed-end second lien home equity loans (the "Group II
                               Closed-End Seconds").

HELOC Amortization:            Approximately 75.80% of the Group II HELOCs have 5 year draw periods followed by a
                               10 year amortization period, while the remaining 24.20% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Group II HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent
                               10 year period.

Closed-end
Second Amortization:           Fully amortizing and balloons.


HELOC Interest Rates:          100% of the Group II HELOCs are Prime-based and reset monthly. Substantially all of the Group II HELOCs are teased for 3 months from origination and adjust thereafter.
                               The weighted average margin on the Group II HELOCs as of the Cut-off Date is approximately 2.692%, with the margins ranging from 0.000% to 6.500%. Substantially all of the Group II HELOCs have a maximum interest rate of 18% or higher, with no periodic rate caps.

Closed-end


Greenwich Capital
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Second Interest Rates:         100% Fixed Rate.




The Trust

GreenPoint Home Equity
Loan Trust 2000-1:             GreenPoint Home Equity Loan Trust 2000-1 (the "Trust") will issue the Class A-2
                               Certificates. The Class A-2 Certificates will represent a 100% interest in the Group II
                               Mortgage Loans.

                               A separate Class of Certificates, the Class A-1 Certificates, will also be issued by the
                               Trust. The Trust consists primarily of the Group I and Group II Mortgage Loans, the
                               Ambac Surety Policy and the Reserve Fund.

The Certificates

Class A-2 Certificates:        The Class A-2 Certificates receive distributions of principal in the manner described below. The Class A-2 Certificates will receive interest on each Distribution
                               Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:            The Class A-2 Certificateholders will have the benefit of the following credit enhancement;
                                    (a) Excess Interest Collections (described below);
                                    (b) the Overcollateralization Amount (described below);
                                    (c) limited Cross Collateralization (described below);
                                    (d) the Ambac Surety Policy (described below);
                                    (e) the Reserve Fund (described below).

Excess
Interest Collections:          For the Class A-2 Certificates, the related interest collections minus the sum of (i)
                               the Class A-2 Certificate interest paid; (ii) the related servicing fee paid; (iii) the related premium paid to Ambac and any unreimbursed draws on the Ambac Surety Policy; and
                               (iv) the related trustee fee paid.

Greenwich Capital
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-2
Overcollateralization
 Amount:                       The Class A-2 Certificateholders will be entitled to receive distributions of Excess
                               Interest Collections as principal (the "Class A-2 Accelerated Principal Payment") up to
                               a certain percentage of the balance of the Group II Mortgage Loans (the "Class A-2
                               Required Overcollateralization Amount," as specified in the Pooling Agreement). This distribution of interest as principal will have the effect of accelerating the Class A-2
                               Certificates relative to the underlying Group II Mortgage Loans. On any Distribution
                               Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group
                               II Mortgage Loan Balance exceeds the Class A-2 Certificate Principal Balance. On any
                               Distribution Date on which the Group II Mortgage Loan Balance does not exceed the Class
                               A-2 Certificate Principal Balance by the Class A-2 Required Overcollateralization
                               Amount, Excess Interest Collections will be distributed as principal to the Class A-2
                               Certificates to increase the Class A-1 Overcollateralization Amount to the Class A-2
                               Required Overcollateralization Amount.

                               Initially, the Certificate Principal Balance of the Class A-2 Certificates will be greater than the balance of the Group II Mortgage Loans by approximately 0.75%. This difference represents the initial undercollateralization. Any Excess Interest
                               Collections not used to cover interest shortfalls or current period losses will be paid as principal on the Class A-2 Certificates to reduce the initial undercollateralization to zero, and then to build overcollateralization to the required amount.

Stepdown Date:                 On or after the Distribution Date occurring in July 2003, the required targets for the Class
                               A-2 Overcollateralization will be allowed to step down to a certain percentage
                               (specified in the Pooling Agreement) of the balance of the Group II Mortgage Loans as of the end of the related Collection Period, subject to a floor of 0.50% of the balance of the Group II Mortgage Loans as of the Cut-off Date.

Cross Collateralization:       After paying (i) the "OC Deficit" (the amount by which the related Certificate Principal
                               Balance exceeds the balance of the related mortgage loan group, only after the related undercollateralization has been reduced to zero) for the related Class of Certificates,
                               (ii) any unreimbursed draws on the Ambac Surety Policy, with respect to the related
                               Class of Certificates and (iii) the related Accelerated Principal Payment, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated Class of Certificates; (ii) to pay the OC Deficit on the unrelated Class of Certificates and
                               (iii) to pay unreimbursed draws on the Ambac Surety Policy, with respect to the unrelated Class of Certificates.

The Ambac Surety Policy:       Ambac will issue a single insurance policy with respect to the Class A-1 and the Class A-2 Certificates which will guarantee timely interest and ultimate repayment of principal to the Class A-1 and Class A-2 Certificateholders.



Greenwich Capital
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 Reserve Fund:                 The Reserve Fund will initially be $0 on the Closing Date and then will be funded on each
                               Distribution Date up to the Reserve Fund Target Amount. The "Reserve Fund Target Amount"
                               will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization
                               Amount is less than the Class A-1 Required Overcollateralization Amount; and (ii) the
                               amount by which the Class A-2 Overcollateralization Amount is less than the Class A-2
                               Required Overcollateralization Amount. The Reserve Fund may be used to fund interest shortfalls and OC Deficits and to pay any unreimbursed draws on the Ambac Surety Policy, with respect to both classes of Certificates.

Distributions on the Class A-2 Certificates

Priority of Distributions

               Available Funds with respect to Class A-2 Certificates will be distributed as follows:

                (i)     to the Trustee, the related trustee fee;

                (ii)    to Ambac, the related premium fee;

                (iii)   to the Class A-2 Certificates, current and unpaid interest;

                (iv)    to the Class A-2 Certificates, the related Principal Payment Amount;

                (v)     to the Class A-2 Certificates, any related OC Deficit;

                (vi)    to Ambac, the related reimbursement amount for any unreimbursed payments made, with interest thereon;

                (vii)   to the Class A-2 Certificates, the Class A-2 Accelerated Principal Payment;

                (viii)  to fund any deficiencies related to the Class A-1 Certificates with respect to (iii), (v), and
                        (vi) (the "Crossover Amount");

                (ix)    to the Reserve Fund as specified herein;

                (x)     to pay any unreimbursed amounts to the Servicer;

                (xi)    to the Class A-2 Certificates, Deferred Interest and interest thereon at the Class A-2
                        Certificate Rate;

                (xii)   to pay a management fee pursuant to the Management Agreement;

                (xiii)  to the residual holders, any remaining amounts.



Greenwich Capital
=========-----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Principal Distributions

Managed Am. Period:            The Managed Amortization Period will begin on the Closing Date and end on the Distribution
                               Date occurring in June 2005 or earlier upon the occurrence of a Rapid Amortization
                               Event. During the Managed Amortization Period, the Class A-2 Certificateholders will receive an amount (the "Principal Payment Amount") equal to (a) the related Net
                               Principal Collections (as defined herein) minus (b) the related Overcollateralization
                               Reduction Amount (as defined herein). The related "Overcollateralization Reduction
                               Amount" is the amount by which the related Overcollateralization Amount exceeds the related Required Overcollateralization Amount. The "Net Principal Collections" is equal to the amount (not less than zero) of the related principal collections for such
                               Distribution Date less the aggregate of related additional draws on existing related
                               HELOCs created during such Distribution Date.

Rapid Am. Period:              Commencing no later than the Distribution Date occurring in July 2005 (or earlier, upon the occurrence of a Rapid Amortization Event), the Class A-2 Certificateholders will receive the Principal Payment Amount which is equal to (a) 100% of the related principal collections for such Distribution Date minus (b) the related Overcollateralization
                               Reduction Amount.

                               The aggregate distributions of principal to the holders of the Class A-2 Certificates shall not exceed the Certificate Principal Balance of the Class A-2 Certificates as of
                               the Closing Date.

Interest Distributions

Interest Distributions:        Interest will be distributed on the Class A-2 Certificateholders at a rate equal to the lesser of (a) One Month LIBOR plus a margin and (b) the related Maximum Rate. The margin on the Class A-2 Certificates will double after the first Distribution Date on which the Optional Redemption is not exercised.

                               The "Maximum Rate" is equal to the lesser of (x) the weighted average of the loan rates of the Group II Mortgage Loans (assuming the Group II HELOCs are fully indexed) minus
                               (i) the servicing fee rate, (ii) the Ambac premium; (iii) a spread carveout of 0.50% per annum after the twelfth Distribution Date and (iv) the trustee fee rate and (y) 15.50%.
                               Should the Class A-2 Certificateholders receive an interest amount based on clause (x)
                               above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Certificateholders accrued interest due and any overdue accrued interest (with interest thereon) and then Deferred Interest (with interest thereon). In no event are Deferred Interest Amounts rated by any rating agencies or guaranteed under the Ambac Surety Policy.

Greenwich Capital
=========-----------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        Class A-2 Discount Margin Tables


Class A-2 (to Call)
--------------------------------------------------------------------------------------------------------------------
     HELOCs*            25% CPR             30% CPR            40% CPR            45% CPR             50% CPR
       2nds             10% CPR             20% CPR            30% CPR            40% CPR             50% CPR
--------------------------------------------------------------------------------------------------------------------
       DM@100%           0.240               0.240              0.240              0.240               0.240
     WAL (yr)             6.21               4.53                2.78               2.21               1.79
     MDUR (yr)            4.61               3.54                2.32               1.89               1.56
     First Pay          07/15/00           07/15/00            07/15/00           07/15/00           07/15/00
     Last Pay           08/15/12           01/15/10            02/15/07           02/15/06           04/15/05
--------------------------------------------------------------------------------------------------------------------
*A draw rate of 20% is assumed for the HELOCs.


Class A-2 (to Maturity)
--------------------------------------------------------------------------------------------------------------------
     HELOCs*            25% CPR             30% CPR            40% CPR            45% CPR             50% CPR
       2nds             10% CPR             20% CPR            30% CPR            40% CPR             50% CPR
--------------------------------------------------------------------------------------------------------------------
       DM@100%           0.244               0.246              0.249              0.250               0.252
     WAL (yr)             6.44               4.75                2.94               2.35               1.91
     MDUR (yr)            4.70               3.64                2.41               1.98               1.64
     First Pay          07/15/00           07/15/00            07/15/00           07/15/00           07/15/00
     Last Pay           03/15/18           12/15/16            03/15/13           03/15/11           09/15/09
--------------------------------------------------------------------------------------------------------------------

*A draw rate of 20% is assumed for the HELOCs.



"Full Price" = "Flat Price" + Accrued Interest.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                             GROUP II MORTGAGE LOANS
                               05/31/2000 BALANCES


POOL:                                  Non Conforming Loans
LOAN TYPE:                             Closed-end Seconds & Helocs

TOTAL CURRENT                          111,206,341.48
BALANCE:

NUMBER OF                              1,348
LOANS:


                                                    AVG/WAVG                        MIN                MAX
AVG CURRENT BALANCE:                              $84,955.19                      $0.00        $750,000.00

WAVG GROSS COUPON:                                     8.988  %                   5.875             18.000  %

WAVG MARGIN                                            2.692  %                   0.000              6.500  %
(HELOC ONLY):

WAVG MAX INT RATE                                     18.000  %                  18.000             18.000  %
(HELOC ONLY):

WAVG NEXT RESET                                            1  months                  1                  3  months
(HELOC ONLY):

WAVG COMBINED LTV:                                     76.79  %                    9.09             100.00  %

WAVG FICO SCORE:                                         699                        576                809

WAVG ORIGINAL TERM:                                      206  months                180                300  months
WAVG DRAW TERM                                            89  months                 60                180  months
(HELOC ONLY):

WAVG REMAINING TERM:                                     204  months                171                300  months

WAVG SEASONING:                                            2  months                  0                  9  months

TOP STATE CONC ($):                     75.07 %  California,  3.65 %  Colorado,  2.93 %  Washington

FIRST PAY DATE:                                                            Sep 12, 1999       Jul 12, 2000
MATURE DATE:                                                               Aug 12, 2014       May 12, 2025



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                     CURRENT
                                           PRINCIPAL BAL ($)    PCT($)       # OF LOANS           PCT(#)

LOAN TYPE:
 Heloc                                         99,382,638.37     89.37            1,164            86.35
 Closed-end Seconds                            11,823,703.11     10.63              184            13.65

CURRENT BALANCE ($):
              0.00                                      0.00      0.00               39             2.89
         0.01  -    10,000.00                     922,496.38      0.83              138            10.24
    10,000.01  -    20,000.00                   2,774,077.28      2.49              190            14.09
    20,000.01  -    30,000.00                   3,843,058.26      3.46              151            11.20
    30,000.01  -    40,000.00                   3,151,724.89      2.83               90             6.68
    40,000.01  -    50,000.00                   5,371,020.45      4.83              115             8.53
    50,000.01  -    60,000.00                   2,625,146.18      2.36               47             3.49
    60,000.01  -    70,000.00                   2,594,555.15      2.33               39             2.89
    70,000.01  -    80,000.00                   3,341,356.08      3.00               44             3.26
    80,000.01  -    90,000.00                   2,895,193.85      2.60               34             2.52
    90,000.01  -   100,000.00                   4,195,247.95      3.77               43             3.19
     greater than  100,000.00                  79,492,465.01     71.48              418            31.01

LOAN RATE (%):
         5.88  -  6.00                         51,313,651.01     46.14              441            32.72
         6.01  -  6.50                             35,605.75      0.03                2             0.15
         7.51  -  8.00                            149,704.13      0.13                1             0.07
         8.01  -  8.50                             86,200.00      0.08                2             0.15
         8.51  -  9.00                          2,930,597.24      2.64               76             5.64
         9.01  -  9.50                          5,460,637.09      4.91               66             4.90
         9.51  - 10.00                          3,438,392.40      3.09               42             3.12
        10.01  - 10.50                          2,735,637.05      2.46               32             2.37
        10.51  - 11.00                          6,466,483.63      5.81               62             4.60
        11.01  - 11.50                          7,081,115.07      6.37               73             5.42
        11.51  - 12.00                          7,261,148.27      6.53               90             6.68
        12.01  - 12.50                          6,867,728.39      6.18              129             9.57
        12.51  - 13.00                          5,768,674.96      5.19              168            12.46
        13.01  - 13.50                          5,064,972.15      4.55               80             5.93
        13.51  - 14.00                          4,313,527.21      3.88               54             4.01
        14.01  - 14.50                          1,302,546.17      1.17               15             1.11
        14.51  - 15.00                            529,820.96      0.48               12             0.89
    greater than 15.01                            399,900.00      0.36                3             0.22


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                     CURRENT
                                           PRINCIPAL BAL ($)    PCT($)       # OF LOANS           PCT(#)

MARGIN (%) (HELOC ONLY):
        less than 0.50                         14,497,464.45     14.59              221            18.99
         0.51  -  1.00                          6,147,868.66      6.19               60             5.15
         1.01  -  1.50                          3,235,183.57      3.26               26             2.23
         1.51  -  2.00                          8,756,029.39      8.81               75             6.44
         2.01  -  2.50                         13,194,013.53     13.28              109             9.36
         2.51  -  3.00                         12,245,675.06     12.32               97             8.33
         3.01  -  3.50                         11,319,165.87     11.39              137            11.77
         3.51  -  4.00                          9,375,838.99      9.43              202            17.35
         4.01  -  4.50                         11,057,768.02     11.13              126            10.82
         4.51  -  5.00                          6,651,383.54      6.69               75             6.44
         5.01  -  5.50                          1,870,821.60      1.88               21             1.80
         5.51  -  6.00                            498,032.98      0.50               12             1.03
         6.01  -  6.50                            533,392.71      0.54                3             0.26

MAX INT RATE (%) (HELOC ONLY)
 18.00                                         99,382,638.37    100.00            1,164           100.00

NEXT RESET (MTHS) (HELOC ONLY):
  1                                            69,349,167.76     69.78              879            75.52
  2                                            19,826,724.36     19.95              189            16.24
  3                                            10,206,746.25     10.27               96             8.25

COMBINED LTV (%):
  less than 10.00                                  38,697.59      0.03                1             0.07
  10.01  -  20.00                                 186,134.79      0.17                3             0.22
  20.01  -  30.00                                 757,700.72      0.68                9             0.67
  30.01  -  40.00                               1,692,803.56      1.52               16             1.19
  40.01  -  50.00                               3,840,888.08      3.45               41             3.04
  50.01  -  60.00                               6,141,781.96      5.52               55             4.08
  60.01  -  70.00                              18,010,772.60     16.20              155            11.50
  70.01  -  80.00                              41,376,569.76     37.21              425            31.53
  80.01  -  90.00                              26,874,564.02     24.17              489            36.28
  90.01  - 100.00                              12,286,428.40     11.05              154            11.42

FICO SCORE:
 576  - 600                                       205,505.73      0.18                3             0.22
 601  - 650                                    14,606,050.08     13.13              139            10.31
 651  - 700                                    44,790,333.23     40.28              496            36.80
 701  - 750                                    36,124,679.91     32.48              487            36.13
 751  - 800                                    14,795,538.76     13.30              216            16.02
 801  - 809                                       684,233.77      0.62                7             0.52


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                     CURRENT
                                           PRINCIPAL BAL ($)    PCT($)       # OF LOANS           PCT(#)

ORIGINAL TERM (MTHS):
 180                                           87,218,051.83     78.43            1,045            77.52
 300                                           23,988,289.65     21.57              303            22.48

DRAW TERM (MTHS) (HELOC ONLY):
  60                                           75,335,441.38     75.80              860            73.88
 180                                           24,047,196.99     24.20              304            26.12

REMAINING TERM (MTHS):
 171  - 176                                    24,883,736.48     22.38              283            20.99
 177  - 182                                    62,334,315.35     56.05              762            56.53
 291  - 296                                     6,688,935.13      6.01               73             5.42
 297  - 300                                    17,299,354.52     15.56              230            17.06

SEASONING (MTHS):
  less than or equal to 0                      15,425,525.19     13.87              208            15.43
                 1  -   3                      64,208,144.68     57.74              784            58.16
                 4  -   6                      31,234,618.17     28.09              351            26.04
                 7  -   9                         338,053.44      0.30                5             0.37

DELINQUENT:
 Current                                      111,206,341.48    100.00            1,348           100.00

INDEX:
 Prime Rate                                    99,382,638.37     89.37            1,164            86.35
 Fixed Rate                                    11,823,703.11     10.63              184            13.65

AMORTIZATION:
 Fully Amortizing                             104,522,649.74     93.99            1,267            93.99
 Balloon                                        6,683,691.74      6.01               81             6.01

PROPERTY TYPE:
 Single Family                                 79,642,620.80     71.62              891            66.10
 PUD                                           16,784,636.50     15.09              175            12.98
 2-4 Units                                      8,938,072.70      8.04              184            13.65
 Condominium                                    5,841,011.48      5.25               98             7.27

PURPOSE:
 Cash Out Refinance                            95,960,116.62     86.29              987            73.22
 Purchase                                      13,895,996.52     12.50              322            23.89
 Rate/Term Refinance                            1,350,228.34      1.21               39             2.89

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                     CURRENT
                                           PRINCIPAL BAL ($)    PCT($)       # OF LOANS           PCT(#)

OCCUPANCY:
 Primary                                       90,981,859.55     81.81              789            58.53
 Non-owner                                     18,126,557.14     16.30              507            37.61
 Second Home                                    2,097,924.79      1.89               52             3.86

DOCUMENTATION:
 No Employment/Income                          65,414,330.69     58.82              728            54.01
 Full                                          41,152,511.08     37.01              577            42.80
 No Ratio                                       4,639,499.71      4.17               43             3.19

STATE:
 Arizona                                        1,908,802.80      1.72               51             3.78
 California                                    83,485,009.66     75.07              793            58.83
 Colorado                                       4,063,179.64      3.65               81             6.01
 Connecticut                                      391,081.55      0.35                6             0.45
 District of Columbia                             643,272.78      0.58                4             0.30
 Florida                                        1,350,820.31      1.21               46             3.41
 Georgia                                        1,199,347.22      1.08               21             1.56
 Idaho                                            547,509.45      0.49               11             0.82
 Illinois                                         914,177.56      0.82               25             1.85
 Maine                                            276,131.52      0.25                5             0.37
 Maryland                                         374,212.20      0.34               21             1.56
 Massachusetts                                  2,815,483.28      2.53               47             3.49
 Michigan                                          49,395.86      0.04                1             0.07
 Montana                                          177,052.27      0.16                2             0.15
 Nebraska                                          76,872.63      0.07                3             0.22
 Nevada                                           976,807.03      0.88               24             1.78
 New Hampshire                                     62,426.50      0.06                3             0.22
 New Jersey                                       283,040.25      0.25                7             0.52
 New Mexico                                       333,652.72      0.30                5             0.37
 New York                                       2,324,369.86      2.09               26             1.93
 North Carolina                                   322,905.08      0.29                6             0.45
 Oregon                                         1,669,775.57      1.50               32             2.37
 Pennsylvania                                     283,100.21      0.25                6             0.45
 Rhode Island                                     362,376.15      0.33                3             0.22
 South Carolina                                    46,500.00      0.04                1             0.07
 Utah                                           2,118,903.25      1.91               34             2.52
 Virginia                                         780,457.30      0.70               17             1.26
 Washington                                     3,254,381.15      2.93               65             4.82
 Wyoming                                          115,297.68      0.10                2             0.15




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.